As filed with the Securities and Exchange Commission on
                                 August 18, 2004

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]                       Check the appropriate box:
Filed by a Party other than the Registrant [ ]    [ ] Preliminary Proxy Statement
                                                  [X] Definitive Proxy Statement
                                                  [ ] Definitive Additional Materials
                                                  [ ] Soliciting Material Pursuant to
                                                  Rule 14a-11(c) or Rule 14a-12

                             ROYCE FOCUS TRUST, INC.

            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE

            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

         (1) Title of each class of securities to which transaction applies:
         -------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
         -------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         -------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -------------------------------------------------------------------
         (3) Filing Party:
         -------------------------------------------------------------------
         (4) Date Filed:
         -------------------------------------------------------------------

                             ROYCE FOCUS TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 28, 2004

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE FOCUS TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Tuesday, September 28, 2004, at 4:00 p.m. (Eastern time), for the following purposes:

     1. To elect five Directors to the Fund's Board:

         (i) three Directors to be elected by the holders of the Fund's Common Stock and its 6.00% Cumulative Preferred Stock (the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 4, 2004 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary

     August 16, 2004

                                 PROXY STATEMENT

                             ROYCE FOCUS TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2004

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Focus Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Tuesday, September 28, 2004, at 4:00 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 18, 2004.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Directors of the Fund has set the close of business on August 4, 2004 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 6.00% Cumulative Preferred Stock (the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.


     As of the Record Date, there were 9,828,628 shares of Common Stock and 1,000,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                              CLASS/SERIES         AMOUNT AND       PERCENT OF
NAME AND ADDRESS OF OWNER       OF STOCK      NATURE OF OWNERSHIP  CLASS/SERIES
-------------------------       --------      -------------------  ------------

Charles M. Royce                 Common        1,130,741 shares--    11.50%
c/o Royce & Associates, LLC                    Beneficial*
1414 Avenue of the Americas                    (sole voting and
New York, NY 10019                             investment power)

W. Whitney George                Common        668,376 shares--       6.80%
c/o Royce & Associates, LLC                    Beneficial
1414 Avenue of the Americas                    (sole voting and
New York, NY 10019                             investment power)

Cede & Co.**                     Common        9,185,916 shares--    93.46%
Depository Trust Company                       Record**
P.O. Box #20                6.00% Preferred    1,000,000 shares--     100%
Bowling Green Station                          Record**
New York, NY 10028

  ----------------

* Includes 277,336 shares held by Royce Family Fund, Inc., a charitable foundation established by Mr. Royce and members of his family.

** Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.


     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

  -----------------------------------------------------------------------------

    PROPOSAL                  COMMON STOCKHOLDERS     PREFERRED STOCKHOLDERS

  -----------------------------------------------------------------------------
    ELECTION OF             Common and Preferred       Preferred
    DIRECTORS               Stockholders, voting       Stockholders, voting
                            together as a single       as a separate class,
                            class, elect three         elect two additional
                            Directors                  Directors

  -----------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, five members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect seven directors. These seven directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mark R. Fetting, Richard M. Galkin and Arthur S. Mehlman have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The classes of Directors are indicated below:

CLASS II DIRECTOR NOMINEES TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS
-----------------------------------------------------------------------------
Mark R. Fetting
Richard M. Galkin
Arthur S. Mehlman

CLASS I DIRECTORS SERVING UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------
Charles M. Royce
G. Peter O'Brien

CLASS III DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS
---------------------------------------------------------------------
Donald R. Dwight
William L. Koke

         The holders of Preferred Stock, voting as a separate class, are entitled to elect two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: Stephen L. Isaacs and David L. Meister.

         Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

         Certain biographical and other information concerning the existing Directors and the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.


                                                                            NUMBER
                                                                           OF ROYCE       OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH   CURRENT               FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME   TERM     ELECTED   PORTFOLIOS     COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED   EXPIRES     BY       OVERSEEN    DIRECTORSHIP
----------------------        ---  --------   ------   -------   -------  ------------  ------------

Charles M. Royce***           64   Class I     1986      2006    Common        21        Director of
  President, Chief Investment      Director                       and                    Technology
  Officer and Member of Board        and                        Preferred                Investment
  of Managers of Royce &          President+                                              Capital
  Associates, LLC and its                                                                  Corp.
  predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"), the
  Fund's investment adviser;
  Director and President of
  the Fund, Royce Micro-Cap
  Trust, Inc. ("RMT") and
  Royce Value Trust, Inc.
  ("RVT"), closed-end
  diversified management
  investment companies of
  which R&A is the investment
  adviser; Trustee, and
  President of The Royce Fund
  ("TRF") and Royce Capital
  Fund ("RCF"), open-end
  diversified management
  investment companies of
  which R&A is the investment
  adviser (the Fund, RMT, RVT,
  TRF and RCF collectively,
  "The Royce Funds"); Secretary
  and sole director of Royce
  Fund Services, Inc. ("RFS"),
  a wholly-owned subsidiary of
  R&A; and managing general
  partner of Royce Management
  Company ("RMC"), the general
  partner of various private
  investment limited partnerships
  (until October 2001).

                                                                            NUMBER
                                                                           OF ROYCE       OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH   CURRENT               FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME   TERM     ELECTED   PORTFOLIOS     COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED   EXPIRES     BY       OVERSEEN    DIRECTORSHIP
----------------------        ---  --------   ------   -------   -------  ------------  ------------

Mark R. Fetting***            49   Class II    2001      2004    Common        21        Director/
  Executive Vice President         Director                       and                   Trustee of
  of Legg Mason, Inc. ("Legg                                    Preferred               registered
  Mason"); Member of Board                                                              investment
  of Managers  of R&A; and                                                              companies
  Division President and                                                               constituting
  Senior Officer, Prudential                                                              the 23
  Financial Group, Inc. and                                                             Legg Mason
  related companies,                                                                      Funds
  including Fund Boards and
  consulting services to
  subsidiary companies (from
  1991 to 2000).
  Mr. Fetting's prior
  business experience
  includes having served as
  Partner, Greenwich
  Associates, and Vice
  President, T. Rowe Price
  Group, Inc.
----------------

   *Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the
    Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

  **Each of the existing Directors or nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.

 ***"Interested person," as defined in the Investment Company Act, of the Fund.

    + Elected by and serves at the pleasure of the Board of Directors.


INTERESTED PERSONS

     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

     Certain biographical and other information concerning the existing Directors and nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.

                                                                            NUMBER
                                                                           OF ROYCE       OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH   CURRENT               FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME   TERM     ELECTED   PORTFOLIOS     COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED   EXPIRES     BY       OVERSEEN    DIRECTORSHIP
----------------------        ---  --------   ------   -------   -------  ------------  ------------

Donald R. Dwight              72  Class III    1998      2005    Common        21          None
  President of Dwight             Director                        and
  Partners, Inc., corporate                                    Preferred
  communications
  consultants; Chairman
  (from 1982 until March
  1998) and Chairman
  Emeritus (since March
  1998) of Newspapers of New
  England, Inc. Mr. Dwight's
  prior experience includes
  having served as
  Lieutenant Governor of the
  Commonwealth of
  Massachusetts, President
  and Publisher of
  Minneapolis Star and
  Tribune Company, and as
  Trustee of the registered
  investment companies
  constituting the 94 Eaton
  Vance Funds.

Richard M. Galkin             66 Class II      1986      2004    Common        21          None
  Private investor;              Director                         and
  Mr. Galkin's prior                                           Preferred
  business experience
  includes having served as
  President of Richard M.
  Galkin Associates, Inc.,
  telecommunications
  consultants, President of
  Manhattan Cable Television
  (a subsidiary of Time
  Inc.), President of
  Haverhills Inc. (another
  Time Inc. subsidiary),
  President of Rhode Island
  Cable Television and
  Senior Vice President of
  Satellite Television Corp.
  (a subsidiary of Comsat).

                                                                            NUMBER
                                                                           OF ROYCE       OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH   CURRENT               FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME   TERM     ELECTED   PORTFOLIOS     COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED   EXPIRES     BY       OVERSEEN    DIRECTORSHIP
----------------------        ---  --------   ------   -------   -------  ------------  ------------

Stephen L. Isaacs             64   Director    1986      2004   Preferred      21           None
  President of The Center                                        only
  for Health and Social
  Policy (since September
  1996); Attorney and
  President of Health Policy
  Associates, Inc.,
  consultants. Mr. Isaacs'
  prior experience includes
  having served as Director
  of Columbia University
  Development Law and Policy
  Program and Professor at
  Columbia University.

William L. Koke               69   Class III   2001      2005    Common        21           None
  Private investor.                Director                       and
  Mr. Koke's prior business                                    Preferred
  experience includes having
  served as President of
  Shoreline Financial
  Consultants, Director of
  Financial Relations of
  SONAT, Inc., Treasurer of
  Ward Foods, Inc. and
  President of CFC, Inc.

Arthur S. Mehlman             62   Class II    2004      2004    Common        21         Director/
  Director of The League           Director                       and                    Trustee of
  for People with                                              Preferred               the registered
  Disabilities, Inc.;                                                                    investment
  Director of University of                                                              companies
  Maryland Foundation and                                                               constituting
  University of Maryland                                                                   the 23
  College Park Foundation                                                                Legg Mason
  (non-profits). Partner,                                                                  Funds
  KPMG LLP (international
  accounting firm)
  (1972-2002).

                                                                            NUMBER
                                                                           OF ROYCE       OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH   CURRENT               FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME   TERM     ELECTED   PORTFOLIOS     COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED   EXPIRES     BY       OVERSEEN    DIRECTORSHIP
----------------------        ---  --------   ------   -------   -------  ------------  ------------

David L. Meister              64   Director    1986      2004  Preferred       21           None
  Chairman and Chief                                             only
  Executive Officer of The
  Tennis Channel (since June
  2000); and Chief Executive
  Officer of Seniorlife.com
  (from December 1999 to May
  2000). Mr. Meister's prior
  business experience
  includes having served as
  a consultant to the
  communications industry,
  President of Financial
  News Network, Senior Vice
  President of HBO,
  President of Time-Life
  Films and Head of
  Broadcasting for Major
  League Baseball.

G. Peter O'Brien              58   Class I     2001      2006   Common         21          Director/
  Trustee of Colgate               Director                      and                       Trustee of
  University, President of                                    Preferred                    registered
  Hill House, Inc. and                                                                     investment
  Managing Director/Equity                                                                 companies
  Capital Markets Group of                                                                constituting
  Merrill Lynch & Co. (from                                                                  the 23
  1971 to 1999).                                                                           Legg Mason
                                                                                             Funds;
                                                                                           Director of
                                                                                           Renaissance
                                                                                             Capital
                                                                                            Greenwich
                                                                                              Fund;
                                                                                           Director of
                                                                                           Technology
                                                                                           Investment
                                                                                             Capital
                                                                                              Corp.
----------------

 * Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

** Each of the Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien are each a member of the Fund's Audit Committee and its Nominating Committee.

AUDIT COMMITTEE REPORT

     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (the "Independent Directors"). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman (since April 15, 2004), David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman has been designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission Regulations.

     The principal purposes of the Audit Committee are to (i) oversee the accounting and financial reporting processes of the Fund and the Fund's internal control over financial reporting; (ii) oversee the integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting, and independent audits; and (iv) be responsible for the appointment compensation, retention, and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Board of Directors has adopted an Audit Committee Charter for the Fund attached hereto as Exhibit A.

     The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 10, 2004, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2003 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2003 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Stockholders.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of the seven Independent Directors, namely Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman (since April 15, 2004), Meister and O'Brien. The Board of Directors has adopted a Nominating Committee Charter for the Fund attached hereto as Exhibit B. The Nominating Committee did not meet during the fiscal year ended December 31, 2003. As of the Record Date, the Nominating Committee has met three times during 2004 to consider potential Nominees to the Board. On April 14, 2004, the Nominating Committee unanimously voted to recommend Arthur S. Mehlman for election to the Fund's Board of Directors. Mr. Mehlman was unanimously elected a Director by the Fund's full Board of Directors on April 15, 2004.

     The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential Nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an "interested person" as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange's audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund's Secretary, John E. Denneen, c/o Royce Focus Trust, Inc., 1414 Avenue of the Americas, New York, NY 10019.

     Although the Board of Directors does not have a standing compensation committee, the Independent Directors review compensation annually.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS

     During the year ended December 31, 2003, the Board of Directors held seven meetings and the Audit Committee held five meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during that year and the total number of meetings of the Audit Committee held during that year.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS

     Each Independent Director receives a base fee of $3,500 per year plus $250 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2003 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2003.

                                    PENSION OR
                                    RETIREMENT                        TOTAL
                                     BENEFITS                      COMPENSATION
                                     ACCRUED        ESTIMATED      FROM THE FUND
                     AGGREGATE       AS PART         ANNUAL          AND OTHER
                   COMPENSATION      OF FUND      BENEFITS UPON     ROYCE FUNDS
NAME               FROM THE FUND     EXPENSES      RETIREMENT        DIRECTORS
----               -------------     --------      ----------        ---------
Donald R. Dwight,
   Director (1)        $4,609          None           None            $66,500
Richard M. Galkin,
  Director             $4,609          None           None            $67,500
Stephen L. Isaacs,
   Director            $4,609          None           None            $67,500
William L. Koke,
  Director             $4,609          None           None            $66,500
Arthur S. Mehlman
    Director (2)          -0-          None           None                 -0-
David L. Meister,
  Director             $4,609          None           None            $67,500
G. Peter O'Brien,
   Director            $4,609          None           None            $66,500

----------------

(1)Includes $691 from the Fund ($9,679 from the Fund and other Royce Funds) deferred during 2003 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.

(2)Mr. Mehlman was elected as a Director on April 15, 2004.

OFFICERS OF THE FUND

     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      --------    ----------

Charles M. Royce                             64       President      1986
  President, Member of Board of
  Managers and Chief Investment
  Officer of R&A, the Fund's
  investment adviser; Director and
  President of the Fund, RMT and
  RVT, closed-end diversified
  management investment companies
  of which R&A is the investment
  adviser; Trustee and President
  of TRF and RCF, open-end
  diversified management
  investment companies of which
  R&A is the investment adviser;
  Secretary and sole director of
  RFS, a wholly-owned subsidiary
  of R&A; managing general partner
  of RMC, the general partner of
  various private investment
  limited partnerships (until
  October 2001).

John D. Diederich                            53         Vice         1997
  Member of Board of Managers,                        President
  Chief Operating Officer (since                         and
  October 2001), Chief Financial                      Treasurer
  Officer (since March 2002) and
  Managing Director of R&A; Vice
  President and Treasurer of the
  Fund, RMT, RVT, TRF and RCF;
  Director of Administration of
  The Royce Funds; President of
  RFS.

Jack E. Fockler, Jr.                         44         Vice         1995
  Director of Marketing, Managing                     President
  Director and Vice President of
  R&A; Vice President of the Fund,
  RMT, RVT, TRF and RCF; Vice
  President of RFS.

W. Whitney George                            46         Vice         1995
  Senior Portfolio Manager,                           President
  Managing Director and Vice
  President of R&A; Vice President
  of the Fund, RMT, RVT, TRF and
  RCF.

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      --------    ----------

Daniel A. O'Byrne                            42         Vice         1994
  Director of Administration,                         President
  Principal and Vice President of
  R&A; Vice President of the Fund,
  RMT, RVT, TRF and RCF.

John E. Denneen                              37       Secretary   April 2002
  General Counsel (Deputy General                                and 1996-2001
  Counsel prior to 2003), Principal,
  Chief Legal and Compliance Officer
  and Secretary of R&A (since March
  2002); Secretary of the Fund, RMT,
  RVT, TRF and RCF (1996-2001 and
  since April 2002); Associate
  General Counsel, Principal and
  Chief Compliance Officer of R&A
  (1996-2001) and Principal of Credit
  Suisse First Boston Private Equity
  (2001-2002).

-----------------

 * The address of each officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

** Elected by and serves at the pleasure of the Board of Directors.

STOCKHOLDER COMMUNICATIONS

     Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 1414 Avenue of the Americas, New York, New York 10019). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must continue to meet all the requirements of Rule 14a-8. See "Additional Information - Stockholder Proposals" herein.

DIRECTOR ATTENDANCE AT STOCKHOLDER MEETINGS

     The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund's Independent Directors attended the 2003 Annual Meeting of Stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934, requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and

Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year.

STOCK OWNERSHIP

     Information relating to each Director's ownership as of August 4, 2004 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director is set forth below:

--------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                      SECURITIES IN ALL ROYCE
                                                               FUNDS
                               AGGREGATE DOLLAR      OVERSEEN BY EACH DIRECTOR
                               RANGE OF EQUITY                 IN THE
NAME                             IN THE FUND           ROYCE FAMILY OF FUNDS
--------------------------------------------------------------------------------
Interested Director:
--------------------------------------------------------------------------------
 Charles M. Royce               over $100,000              over $100,000
--------------------------------------------------------------------------------
 Mark R. Fetting               $10,001--$50,000             over $100,000
--------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------
 Donald R. Dwight                 $1--$10,000               over $100,000
--------------------------------------------------------------------------------
 Richard M. Galkin             $10,001--$50,000             over $100,000
--------------------------------------------------------------------------------
 Stephen L. Isaacs                $1--$10,000               over $100,000
--------------------------------------------------------------------------------
 William L. Koke                  $1--$10,000               over $100,000
--------------------------------------------------------------------------------
 Arthur S. Mehlman             $10,001--$50,000             over $100,000
--------------------------------------------------------------------------------
 David L. Meister                    None                   over $100,000
--------------------------------------------------------------------------------
 G. Peter O'Brien              $10,001--$50,000             over $100,000
--------------------------------------------------------------------------------

     As of August 4, 2004, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the Record Date, all Directors and officers of the Fund as a group (14 persons) beneficially owned 1,826,741 shares of the Fund's Common Stock, constituting 18.58% of the outstanding shares, and no shares of its Preferred Stock.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

     On October 1, 2001, Royce & Associates, Inc., the Fund's investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2003, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason.

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                        FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees paid to TW&B in connection with the annual audit of the Fund's financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $19,100 and $20,200, respectively, including out of pocket expenses.

AUDIT RELATED FEES

     The aggregate fees paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2002 and December 31, 2003 were $6,000 and $6,000, respectively. The audit-related services rendered by TW&B to the Fund consisted of the preparation of reports to a rating agency for the Preferred Stock.

TAX FEES

     The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $2,500 and $2,500, respectively.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $7,500, respectively. The non-audit services rendered by TW&B to the Fund during 2003 were in connection with the Fund's Registration Statement on Form N-2 relating to its offering of newly-issued Preferred Stock. No non-audit fees were billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003.

     The Audit Committee has determined that the preparation of the rating agency reports and services rendered with respect to the above-referenced Registration Statement is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2003. No representatives of TW&B will be present at the Meeting.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the Fund's December Audit Committee meeting, TW&B will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December Audit Committee meeting will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund's independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS

     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

ADDRESS OF INVESTMENT ADVISER

     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY

     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2003 WAS PREVIOUSLY MAILED TO ITS STOCKHOLDERS AND THE SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2004 WILL BE MAILED TO STOCKHOLDERS IN LATE AUGUST 2004. COPIES OF THE ANNUAL REPORT ARE AVAILABLE, AND COPIES OF THE SEMI-ANNUAL REPORT WILL BE AVAILABLE IN LATE AUGUST, UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 2005 Annual Meeting of Stockholders must be received by the Fund by April 21, 2005 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented and the Fund's 2005 Annual Meeting of Stockholders must be in writing and received at the Fund's principal executive office between April 21, 2005 and May 21, 2005. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary

Dated: August 16, 2004

                                                                    EXHIBIT A

                         Charter of the Audit Committee
                       of the Board of Directors/Trustees
                 For The Royce Funds Listed In Appendix A Hereto



I.       COMPOSITION OF THE AUDIT COMMITTEE
         ----------------------------------

     The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

     (a) shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act");

     (b) shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

     (c) shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

     (d) each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

     (e) at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

     The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II.      PURPOSES OF THE AUDIT COMMITTEE
         -------------------------------

     The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, shall:

     (a) oversee the accounting and financial reporting processes of the Fund and each of its series (if applicable) and the Fund's internal control over financial reporting;

     (b) oversee the integrity of the Fund's financial statements and the independent audit thereof;

     (c) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting, and independent audits; and

     (d) be responsible for the appointment, compensation, retention, and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

     The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors/Trustees relating thereto as the Audit Committee deems necessary or appropriate. The Fund's independent accountants shall report directly to the Audit Committee.

III.     RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE
         --------------------------------------------------

     The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

     To carry out its purposes, the Audit Committee shall have the following authority, responsibilities and duties:

     (a) upon submission of an application form by the Fund's independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (ii) the written findings of the Public Company Accounting Oversight Board in connection with that Board's inspection of the Fund's independent accountants;

     (b) to (i) select an accounting firm to (1) serve as the Fund's independent accountants, (2) audit the Fund's financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund's financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

     (c) to approve, prior to appointment, the engagement of the Fund's independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

     (d) to develop policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

     (e) to consider whether: (i) the provision of each non-audit service to the Fund by the Fund's independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

     (f) to ensure that the Fund's independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund's independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

     (g) to receive and consider specific representations from the Fund's independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the 1934 Act;

     (h) to review the arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

     (i) to review and discuss the Fund's audited financial statements and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements with Fund management and the Fund's independent accountants;

     (j) to review and approve the fees proposed to be charged to the Fund by the Fund's independent accountants for each audit and non-audit service;

     (k) to discuss with the Fund's independent accountants those matters required by Statement on Auditing Standards Nos. 61 and 90 relating to the Fund's financial statements and the audit thereof by the independent accountants, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

     (l) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

     (m) to review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

     (n) to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund's independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund's independent accountants regarding accounting and/or financial reporting policies and procedures;

     (o) to consider information and comments from the Fund's independent accountants with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices) and management's responses to any such comments;

     (p) to consider information and comments from the Fund's independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants' opinion on the Fund's financial statements;

     (q) at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund's independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund's independent accountants);

     (r) to receive and consider reports from the Fund's independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

     (s) to receive reports from the Fund's principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, or report financial data and the identification for the Fund's independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

     (t) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund's investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

     (u) to address reports received from attorneys relating to the possible violation of federal or state law or fiduciary duty;

     (v) to address reports received from the Fund's independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

     (w) to discuss with Fund management and the Fund's independent accountants policies with respect to risk assessment and risk management;

     (x) to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors/Trustees and, to the extent required by applicable law or regulations, to evaluate the performance of the Audit Committee on an annual basis; and

     (y) to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund's Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund's By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

     In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the Audit Committee also shall be responsible for assisting the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any such national securities exchange or national market quotation system.

     The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate approval of the audit required by the Securities Exchange Act of 1934, as amended. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

     The function of the Audit Committee is only oversight; it remains the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund's independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund's independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Fund's independent accountants.

     Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the Fund's independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties, the members of the Audit Committee are entitled to rely on oral or written information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the
Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors/Trustees reasonably believe are within the person's professional or expert competence; or (3) a Board committee of which the Directors/Trustees are not members.

IV.      MEETINGS
         --------

     The Audit Committee shall meet regularly with the Fund's independent accountants (outside the presence of Fund management) and Fund management and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.       ASSISTANCE FROM FUND MANAGEMENT; AUTHORITY TO ENGAGE ADVISERS; FUNDING
         ----------------------------------------------------------------------

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of: (i) compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

DATED:  APRIL 11, 2000

REVISED: JULY 29, 2004

                                   APPENDIX A

     Royce Capital Fund

     Royce Focus Trust, Inc.

     Royce Micro-Cap Trust, Inc.

     Royce Value Trust, Inc.

     The Royce Fund

                                                                    EXHIBIT B


                       Charter of the Nominating Committee
                     of the Board of Directors/Trustees for
                   The Royce Funds Listed in Appendix A Hereto



ORGANIZATION

The Nominating Committee (the "Committee") of the Board of Directors/Trustees for the registered investment companies (each, a "Fund") listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are "independent" as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an "Exchange") on which a Fund is listed or quoted (the "Independent Directors"). The Board of Directors/Trustees of the Fund (the "Board") shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

     o the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o   the character and integrity of the person;

     o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

     o whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;

     o whether or not the person is financially literate pursuant to the applicable Exchange's audit committee membership standards;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

     o whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund's Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 10, 2004

                                   APPENDIX A

     Royce Capital Fund

     Royce Focus Trust, Inc.

     Royce Micro-Cap Trust, Inc.

     Royce Value Trust, Inc.

     The Royce Fund

     RFT-PS-04

                             ROYCE FOCUS TRUST, INC.
PROXY                                                                      PROXY

                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 4, 2004 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 28, 2004, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
______________________________               ______________________________
______________________________               ______________________________
______________________________               ______________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE FOCUS TRUST, INC.
---------------------------------------------


                                                          With-          For All
                                             For          hold           Except
                                             /    /       /    /         /    /

1. ELECTION OF DIRECTORS

                                             Mark R. Fetting, Richard M. Galkin
                                             and Arthur S. Mehlman

                                             Instruction: If you do not wish
                                             your shares voted "FOR" a
                                             particular nominee, mark the "For
                                             All Except" box and strike a line
                                             through the nominee's name. Your
                                             shares will be voted for the
                                             remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:   Mark box at the right  [  ]
                                                     if an address change
                                                     or comment has been
                                                     noted on the reverse
                                                     side of this card.

Stockholder sign here      Co-owner sign here        RECORD DATE SHARES:

---------------------      ---------------------     ---------------------
                                                     CONTROL NUMBER:

                                                     ---------------------

                             ROYCE FOCUS TRUST, INC.

PROXY                                                                      PROXY

                        6.00% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 6.00% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 4, 2004 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 28, 2004, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
______________________________               ______________________________
______________________________               ______________________________
______________________________               ______________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE FOCUS TRUST, INC.
---------------------------------------------



                                                          With-          For All
                                             For          hold           Except
                                             /    /       /    /         /    /

1. ELECTION OF DIRECTORS

                                             Mark R. Fetting, Richard M. Galkin,
                                             Stephen L. Isaacs, David L. Meister
                                             and Arthur S. Mehlman

                                             Instruction: If you do not wish
                                             your shares voted "FOR" a
                                             particular nominee, mark the "For
                                             All Except" box and strike a line
                                             through the nominee's name. Your
                                             shares will be voted for the
                                             remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:   Mark box at the right  [  ]
                                                     if an address change
                                                     or comment has been
                                                     noted on the reverse
                                                     side of this card.

Stockholder sign here      Co-owner sign here        RECORD DATE SHARES:

---------------------      ---------------------     ---------------------
                                                     CONTROL NUMBER:

                                                     ---------------------